UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2020

CASEY'S GENERAL STORES, INC.
(Exact name of registrant as specified in its charter)

Iowa
(State or other jurisdiction of incorporation)

001-34700	42-0935283
(Commission File Number)	(I.R.S. Employer Identification Number)

One SE Convenience Blvd., Ankeny, Iowa
(Address of principal executive offices)

50021
(Zip Code)

515/965-6100
(Registrant's telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	CASY	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02.    Results of Operations and Financial Condition.

    On December 7, 2020, Casey's General Stores, Inc. (the "Company") issued a press release announcing its financial results for the fiscal quarter ended October 31, 2020. A copy of the Company's press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 2, 2020, the Board of Directors of the Company (the “Board”) adopted the Sixth-Amended and Restated By-Laws (the "By-Laws") of the Company to (a) update the default date of the annual meeting of shareholders to the first Wednesday in September, (b) replace the non-exhaustive list of Board “powers” with a general provision to provide for those lawful powers and actions not otherwise reserved to the Company’s shareholders, (c) delete the “presumption of assent” provision with respect to actions taken at Board meetings, (d) confirm that written consent by directors can be communicated electronically, (e) update the provisions for appointing, removing and filling vacancies of the Company’s officers, (f) update the signature authority for written instruments, and (g) make other administrative and conforming changes and updates.

The foregoing description is qualified in its entirety by reference to the By-Laws, a clean copy of which is attached as Exhibit 3.2(a), and a marked copy of which (showing changes from the Fifth-Amended and Restated By-Laws, as amended) is attached as Exhibit 3.2(b), which are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

    (d)    Exhibits.

        Exhibit No.        Description

99.1	Press Release issued by Casey's General Stores, Inc., dated December 7, 2020.
3.2(a)	Sixth-Amended and Restated By-Laws
3.2(b)	Sixth-Amended and Restated By-Laws (marked to show changes to the Fifth-Amended and Restated By-Laws)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY'S GENERAL STORES, INC.

Dated: December 7, 2020	By:	/s/ Stephen P. Bramlage Jr.
Stephen P. Bramlage Jr.
Chief Financial Officer